UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Materials under § 240.14a-12

Klondex Mines Ltd.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

The following supplemental information supplements the definitive proxy statement on Schedule 14A of Klondex Mines Ltd. (the “Company”) filed with the Securities and Exchange Commission on June 12, 2018 (the “Proxy Statement”) relating to the Company’s annual and special meeting of securityholders to be held on July 12, 2018. This supplemental information is being provided to:

(i)

update for an amendment to the arrangement agreement dated March 16, 2018 by and among the Company, Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company (“Hecla Acquisition Subco”), a wholly-owned subsidiary of Hecla, as amended on June 4, 2018 (the “Arrangement Agreement”), which amendment was entered into on July 5, 2018;

(ii)	update for certain changes in the composition of the management team of Havilah Mining Corporation, the Company’s subsidiary (“Havilah”), that occurred after the Proxy Statement was filed, and

(iii)

provide (a) audited interim financial statements of Havilah for the period from incorporation on May 3, 2018 to May 31, 2018, and (b) unaudited pro forma financial statements of Havilah for the three months ended March 31, 2018 and year ended December 31, 2017 (collectively, the “Financial Statements”), which Financial Statements were provided by Havilah to the TSX Venture Exchange (the “TSXV”) subsequent to the filing of the Proxy Statement in connection with Havilah’s listing on the TSXV.

The pro forma information is not materially different from the information in the carve-out financial statements of Havilah set forth in the Proxy Statement. The information contained in the audited interim financial statements provided hereby is consistent with the information in the carve-out financial statements of Havilah set forth in the Proxy Statement.

The Financial Statements were provided in satisfaction of TSXV requirements and are being provided hereby solely for informational purposes.

Capitalized terms not defined herein have the meanings given to them in the Proxy Statement.

This supplemental information should be read in conjunction with the proxy statement.

2

Amendment to the Arrangement Agreement

On July 5, 2018, the Company, Hecla and Hecla Acquisition Subco entered into an amendment (the "Amendment") to the Arrangement Agreement.

The Amendment (i) revises the terms “Maximum Cash Consideration” and “Maximum Purchaser Shares,” as each are used in the Arrangement Agreement and the plan of arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”), and (ii) adds a new defined term, “Outstanding Warrant Shares,” to both the Arrangement Agreement and Plan of Arrangement, in each case, to reflect the possibility that current “in the money” Company warrants may not be exercised prior to the closing of the Arrangement, and to give effect to any such unexercised warrants in the calculation of the amounts under such defined terms, as revised. The Amendment does not change the exchange ratio or the consideration to be received by securityholders of the Company in the Arrangement. Additionally, the Amendment makes miscellaneous, conforming changes to the Plan of Arrangement that are consistent with the foregoing summary, as well as certain other immaterial changes.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is set forth below.

AMENDING AGREEMENT

                   THIS AMENDING AGREEMENT dated as of the 5th day of July, 2018

BETWEEN:

HECLA MINING COMPANY, a corporation existing under the Laws of the State of Delaware

(the “Purchaser”)

- and -

1156291 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company existing under the Laws of the Province of British Columbia

(“Acquireco”)

- and -

KLONDEX MINES LTD., a corporation existing under the Laws of the Province of British Columbia

(the “Company”).

WHEREAS:

A.

The Purchaser, Acquireco and the Company are party to an arrangement agreement dated March 16, 2018, as amended on June 4, 2018 (the “Arrangement Agreement”) pursuant to which, among other things, the Purchaser has agreed to acquire, indirectly, all of the issued and outstanding common shares in the capital of Klondex pursuant to an arrangement under the Business Corporations Act (British Columbia); and

B.	the Purchaser, Acquireco and the Company wish to further amend the Arrangement Agreement.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Unless otherwise defined herein, terms that are defined in the Arrangement Agreement have the same meaning in this Amending Agreement.

2.	The definition of “Maximum Cash Consideration” in Section 1.1 of the Arrangement Agreement is deleted in its entirety and replaced with the following:

““Maximum Cash Consideration” means the amount equal to (a) US$161,615,917 less the amount equal to (b) the number of Outstanding Warrant Shares multiplied by $0.8411;” .

3.	The definition of “Maximum Purchaser Shares” in Section 1.1 of the Arrangement Agreement is deleted in its entirety and replaced with the following:

““Maximum Purchaser Shares” means the amount equal to (a) 79,479,859 Purchaser Shares less the amount equal to (b) the number of Outstanding Warrant Shares multiplied by 0.4136;” .

4.	Section 1.1 of the Arrangement Agreement is amended by adding the following new definition, to appear in Section 1.1 in alphabetical order along with the existing provisions of Section 1.1:

(a)	““Outstanding Warrant Shares” means any of the Company Shares issuable immediately prior to the Effective Time under the Company Warrants;”.

5.	The plan of arrangement attached as Schedule A to the Arrangement Agreement is hereby amended and replaced in its entirety with the plan of arrangement attached as Schedule A hereto.

6.	All other provisions of the Arrangement Agreement remain in full force and effect, unamended.

7.	This Amending Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

8.

This Amending Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

                   IN WITNESS WHEREOF the parties hereto have duly executed this Amending Agreement as of the day and year first above written.

HECLA MINING COMPANY

/s/ David Sienko
Per:
Name: David Sienko
Title: Vice President and General Counsel

2

1156291 B.C. UNLIMITED LIABILITY COMPANY

/s/ Dean McDonald
Per:
Name: Dean McDonald
Title: Vice President

KLONDEX MINES LTD.

/s/ Barry Dahl
Per:
Name: Barry Dahl
Title: Chief Financial Officer

3

SCHEDULE A

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT
UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions

                   In this Plan of Arrangement, unless the context otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the meanings ascribed to them below:

(a)

“0985472” means 0985472 B.C. Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company, and, following the completion of the step in Section 3.02(s), 0985472 B.C. Unlimited Liability Company;

(b)	“Acquireco” means 1156291 B.C. Unlimited Liability Company, an unlimited liability company existing under the BCBCA and a wholly-owned subsidiary of the Purchaser;

(c)	“Acquireco Common Shares” means the common shares in the capital of Acquireco;

(d)	“Affected Securities” means the Company Shares, the Company Options, the Company DSUs, and the Company RSUs;

(e)	“Affected Securityholders” means the Company Shareholders, the Company Optionholders, the Company DSU Holders, and the Company RSU Holders;

(f)

“Aggregate Elected Cash” means the aggregate Cash Consideration payable to Participating Former Securityholders who make a valid election to receive the Cash Consideration in respect of all of their Company Shares pursuant to Section 3.02(l), without regard to Section 3.02(m);

(g)

“Aggregate Elected Purchaser Shares” means the aggregate Purchaser Share Consideration payable to Participating Former Securityholders who make a valid election to receive the Purchaser Share Consideration in respect of all of their Company Shares pursuant to Section 3.02(l), without regard to Section 3.02(n);

(h)	“Amalco One ULC” shall have the meaning ascribed to such term in Section 3.02(v);

(i)	“Amalco Two ULC” shall have the meaning ascribed to such term in Section 3.02(x);

(j)

“Arrangement Agreement” means the arrangement agreement dated as of March 16, 2018 among the Purchaser, Acquireco and the Company, together with the disclosure letter delivered by the Company in connection with the Arrangement Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

(k)	“Arrangement Consideration” means the Purchaser Shares, Spinco Shares and cash payment that Participating Former Securityholders are entitled to receive under this Plan of Arrangement;

(l)	“Arrangement Resolution” shall have the meaning ascribed to such term in the Arrangement Agreement;

(m)

“Arrangement” means the arrangement under section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.10 of the Arrangement Agreement, this Plan of Arrangement or at the direction of the Court;

(n)

“Award Agreement” means an agreement between the Company and a participant in, or pursuant to, any Company Option Plan setting out the participant’s entitlement to receive any Company Options or Company RSUs;

(o)	“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as promulgated or amended from time to time;

(p)	“Bison” means Bison Gold Resources Inc., a corporation existing under the laws of the Province of Ontario and a wholly-owned subsidiary of the Company;

(q)	“Bison Shares” means all of the issued and outstanding shares in the capital of Bison immediately prior to the Effective Time;

(r)	“Business Day” means any day other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia or New York, New York;

(s)	“Cash Consideration” means US$2.47 in cash per Class A Share;

(t)	“Class A Shares” shall have the meaning ascribed to such term in Section 3.02(h)(i);

(u)	“Combination Consideration” means the Combination Consideration Cash and the Combination Consideration Purchaser Shares;

(v)	“Combination Consideration Cash” means US$0.8411 in cash per Class A Share;

(w)	“Combination Consideration Purchaser Shares” means 0.4136 of a Purchaser Share per Class A Share

(x)	“Company” means Klondex Mines Ltd., a corporation existing under the BCBCA, and, following the completion of the step in Section 3.02(t), Klondex Mines Unlimited Liability Company;

(y)

“Company 2013 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(z)	“Company 2013 Share Incentive Plan” means the Share Incentive Plan of the Company dated for reference May 9, 2013;

(aa)

“Company 2013 RSUs” means, at any time, rights to receive Company Shares awarded under the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(bb)

“Company 2016 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(cc)	“Company 2016 Stock Option Plan” means the Share Option and Restricted Share Unit Plan of the Company effective May 13, 2016;

(dd)	“Company 2016 RSUs” means, at any time, rights to receive Company Shares awarded under the Company 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(ee)	“Company DSU” means a deferred share unit issued under the Company DSU Plan;

(ff)	“Company DSU Holder” means a holder of Company DSUs;

(gg)	“Company DSU Plan” means the Deferred Share Unit Plan of the Company effective May 13, 2016;

(hh)

“Company Meeting” means the special meeting of Affected Securityholders, including any adjournment or postponement thereof, to be held in accordance with the Interim Order to consider the Arrangement Resolution;

(ii)	“Company Option Plans” means the Company 2013 Share Incentive Plan and Company 2016 Stock Option Plan;

(jj)	“Company Optionholder” means a holder of any Company Options;

(kk)	“Company Options” means the Company 2013 Options and Company 2016 Options;

(ll)	“Company RSU Holder” means a holder of any Company RSUs;

(mm)	“Company RSUs” means, at any time, Company 2013 RSUs and Company 2016 RSUs;

(nn)	“Company Shares” means the common shares in the capital of the Company;

(oo)

“Company Share Value” means the five day volume-weighted average price of the Company Shares on the Toronto Stock Exchange determined as of the close of business on the second Business Day immediately preceding the Effective Date;

(pp)	“Company Shareholder” means a holder of any Company Shares;

(qq)	“Court” means the Supreme Court of British Columbia;

(rr)	“CRA” means the Canada Revenue Agency;

(ss)

“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Company Shares for the Arrangement Consideration in connection with the Arrangement;

(tt)	“Dissent Rights” shall have the meaning ascribed to such term in Section 4.01;

(uu)

“Dissenting Shareholder” means a registered Company Shareholder who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for their Company Shares;

(vv)	“Distribution Spinco Shares” shall have the meaning ascribed to such term in Section 3.02(g);

(ww)	“Effective Date” means the date on which the Arrangement takes effect pursuant to the BCBCA;

(xx)	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the Parties may agree in writing before the Effective Date;

(yy)	“Election Deadline” shall have the meaning ascribed to such term in Section 3.03(b);

(zz)	“Election Form” means:

(i)	with respect to any Company Share outstanding immediately prior to the Effective Time, the Letter of Transmittal; and

(ii)	with respect to any Company Option or Company RSU outstanding immediately prior to the Effective Time, the Option/RSU Election Form;

(aaa)

“Encumbrance” means any mortgage, hypothec, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

(bbb)	“Existing Company Directors” means those persons who are directors of the Company immediately prior to the Effective Time;

(ccc)	“Final Order” shall have the meaning ascribed to such term in the Arrangement Agreement;

(ddd)	“First Amalgamation” shall have the meaning ascribed to such term in Section 3.02(v);

(eee)	“Former Securityholders” means holders of Affected Securities immediately prior to the Effective Time;

(fff)	“Initial Election Deadline” shall have the meaning ascribed to such term in Section 3.03(b);

(ggg)	“Initial Spinco Share” shall have the meaning ascribed to such term in Section 3.01(a);

(hhh)	“Interim Order” means the interim order of the Court, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended by the Court;

(iii)

“In-the-Money Amount” means, in respect of a Company Option, the positive amount, if any, by which (i) the product obtained by multiplying (A) the number of Company Shares underlying such Company Option, by (B) the Company Share Value, exceeds (ii) the aggregate purchase price payable under such Company Option to acquire the Company Shares underlying such Company Option;

(jjj)	“In-the-Money Option” means a Company Option in respect of which the In- the-Money Amount, determined as of the last Business Day immediately preceding the Effective Date, is a positive amount;

(kkk)	“Klondex Canada” means Klondex Canada Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company;

(lll)	“Klondex Canada Shares” means all of the issued and outstanding shares in the capital of Klondex Canada immediately prior to the Effective Time;

(mmm)	“Klondex Canada Subco Note” shall have the meaning ascribed to such term in the definition section of the Arrangement Agreement;

(nnn)	“Letter of Transmittal” means the letter of transmittal and election form to be delivered by the Company to the Company Shareholder, providing for the delivery of Company Shares to the Depositary;

(ooo)	“Maximum Cash Consideration” means the amount equal to (a) US$161,615,917 less the amount equal to (b) the number of Outstanding Warrant Shares multiplied by the Combination Consideration Cash;

(ppp)

“Maximum Purchaser Shares” means the amount equal to (a) 79,479,859 Purchaser Shares less the amount equal to (b) the number of Outstanding Warrant Shares multiplied by the Combination Consideration Purchaser Shares;

(qqq)	“New Company Directors” means Robert D. Brown and Dean W. A. McDonald;

(rrr)

“Newmont Warrants” means the warrants of the Company to acquire up to 5,000,000 Company Shares at an exercise price of C$2.15 cash per Company Share held by Newmont USA Limited represented by warrant certificate number 2014-Feb-5;

(sss)

“Option Consideration” means, in respect of an In-the-Money Option, that number of Company Shares obtained by dividing: (i) the In-the-Money Amount in respect of such Company In-the-Money Option, by (ii) the Company Share Value, with the result rounded down to the nearest whole number of Company Shares;

(ttt)	“Option/RSU Election Form” means the election form to be delivered by the Company to the Company Optionholders and Company RSU Holders;

(uuu)	“Out-of-the-Money Option” means each Company Option other than an In- the-Money Option;

(vvv)	“Outstanding Warrant Shares” means any of the Company Shares issuable immediately prior to the Effective Time under the Waterton Warrants and the Newmont Warrants;

(www)	“Participating Former Securityholders” means Former Securityholders, other than holders of Out-of-the-Money Options, Company DSU Holders and Dissenting Shareholders;

(xxx)	“Performance RSU” shall have the meaning ascribed to such term in the Company 2016 Stock Option Plan;

(yyy)

“Plan of Arrangement” means this plan of arrangement, as amended, modified or supplemented from time to time in accordance with Section 8.10 of the Arrangement Agreement or Article 6 hereof, in each case with the consent of the Company and Purchaser, each acting reasonably, or at the direction of the Court in the Final Order;

(zzz)	“Purchaser” means Hecla Mining Company, a corporation incorporated under the laws of Delaware;

(aaaa)	“Purchaser Consideration” shall have the meaning ascribed to such term in Section 3.02(a);

(bbbb)	“Purchaser Share” means a share of the common stock in the authorized share capital of the Purchaser, US$0.25 par value per share;

(cccc)	“Purchaser Share Consideration” means 0.6272 of a Purchaser Share per Class A Share;

(dddd)

“Purchaser Spinco Shares” means that number of Spinco Shares equal to the product obtained when (A) the number of issued and outstanding Spinco Shares immediately following the Spinco Share Consolidation, is multiplied by (B) 0.155535, rounded down to the nearest whole number of Spinco Shares, such that immediately following the completion of the Arrangement the Purchaser Spinco Shares shall represent approximately 13.46% of the issued and outstanding Spinco Shares;

(eeee)	“Purchaser Spinco Subscription Amount” means the Canadian dollar equivalent of US$7,000,000, determined as at the close of business on the second Business Day immediately preceding the Effective Date;

(ffff)	“RSU Consideration” means:

(i)	with respect to each Company RSU that is not a Performance RSU, one Company Share for each Company RSU, and

(ii)	with respect to each RSU that is a Performance RSU, a cash payment in an amount determined in accordance with Section 2.16 of the Arrangement Agreement;

(gggg)	“Second Amalgamation” shall have the meaning ascribed to such term in Section 3.02(x);

(hhhh)	“Spinco” means a corporation to be incorporated under the BCBCA and a wholly-owned subsidiary of the Company;

(iiii)	“Spinco Contribution Agreement” shall have the meaning ascribed to such term in section 1.1 of the Arrangement Agreement;

(jjjj)	“Spinco Property” means the Klondex Canada Shares, the Bison Shares, and the Klondex Canada Subco Note;

(kkkk)	“Spinco Share Consolidation” has the meaning ascribed to such term in Section 3.02(j);

(llll)	“Spinco Shares” means the common shares in the capital of Spinco;

(mmmm)	“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

(nnnn)	“US$” shall mean the lawful currency of the United States of America;

(oooo)	“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended; and

(pppp)

“Waterton Warrants” means the warrants of the Company to acquire up to 5,000,000 Company Shares at an exercise price of C$6.00 cash per Company Share held by Waterton Nevada Splitter, LLC represented by warrant certificate number 2016-Oct001.

(qqqq)	In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

Section 1.02 Interpretation Not Affected by Headings

The division of this Plan of Arrangement into articles, sections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

Section 1.03 Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.

Section 1.04 Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.05 Statutory References

Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulation in force from time to time and any statute or regulation that supplements or supersedes such statute or regulation.

Section 1.06 Currency

Unless otherwise stated, all references herein to “$” or amounts of money are expressed in lawful money of Canada.

Section 1.07 Governing Law

This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.

ARTICLE 2
ARRANGEMENT AGREEMENT AND BINDING EFFECT

Section 2.01 Arrangement Agreement

This Plan of Arrangement is made pursuant to, and subject to the provisions of, the Arrangement Agreement.

Section 2.02 Binding Effect

As of and from the Effective Time, this Plan of Arrangement shall be binding upon:

(a)	the Purchaser;

(b)	the Company;

(c)	Acquireco;

(d)	Spinco;

(e)	Klondex Canada;

(f)	0985472;

(g)	each of the Former Securityholders; and

(h)	the Depositary.

Section 2.03 Effective Date and Time

The exchanges, issuances and cancellations provided for in Section 3.02 shall be deemed to occur on the Effective Date at the time and in the order specified, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3
ARRANGEMENT

Section 3.01 Preliminary Steps Prior to the Arrangement

                          The following preliminary events or transactions shall occur prior to, and shall be conditions precedent to, the implementation of the Arrangement.

(a)	The Company shall have incorporated Spinco under the BCBCA and Spinco shall have issued one common share (the “Initial Spinco Share”) to the Company.

(b)	The Company and Spinco shall have entered into the Spinco Contribution Agreement.

Section 3.02 Arrangement

                          At the Effective Time, unless otherwise specifically provided in this Section 3.02, the following events or transactions shall occur and shall be deemed to occur sequentially in the following order without any further act or formality:

(a)

the Purchaser shall subscribe for that number of Acquireco Common Shares, at a price of $1.00 per share, equal to the quotient obtained when (A) the fair market value of the Maximum Purchaser Shares and Maximum Cash Consideration is divided by (B) $1.00, and for greater certainty for the purposes of determining variable (A) in relation to the quotient under this Section 3.02(a), the fair market value of the Maximum Purchaser Shares and the Maximum Cash Consideration will be no less than the fair market value of the Class A Shares immediately prior to the acquisition of the Class A Shares by Acquireco pursuant to Section 3.02(k), and in connection with such share subscription:

(i)

the Purchaser shall be deemed to have directed the Depositary to hold, and the Depositary shall hold, the cash and certificates representing the Purchaser Shares delivered by the Purchaser to the Depositary in accordance with Section 3.05(a)(i) (such cash and Purchaser Shares, collectively, the “Purchaser Consideration”) for and on behalf of Acquireco, in satisfaction of the subscription price payable by the Purchaser for such Acquireco Common Shares; and

(ii)

Acquireco shall be deemed to have issued such fully paid and non-assessable Acquireco Common Shares to the Purchaser, and the stated capital account maintained by Acquireco in respect of the Acquireco Common Shares shall be increased, in respect of the Acquireco Common Shares issued pursuant to this Section 3.02(a), by an amount equal to the fair market value of the Purchaser Consideration;

(b)

notwithstanding any vesting or exercise provisions to which a Company Option might otherwise be subject (whether by contract, the terms and conditions of any Award Agreement or grant, the terms and conditions of the Company 2013 Share Incentive Plan or Company 2016 Stock Option Plan, or applicable law):

(i)

each In-the-Money Option issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such In-the- Money Option, be deemed to be fully vested and shall be transferred and disposed by the holder thereof to the Company (free and clear of all Encumbrances) and cancelled in exchange for the Option Consideration, and the holder of such In-the-Money Option shall become the holder of the Company Shares comprising such Option Consideration and the central securities register of the Company shall be revised accordingly, but the holder of such Option Consideration shall not be entitled to receive a share certificate or other document representing the Option Consideration;

(ii)

each Out-of-the-Money Option issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such Out-of-the-Money Option, be cancelled without any payment therefor;

(iii)	with respect to each Company Option:

(A)	the holder thereof shall cease to be the holder of such Company Option, and shall cease to have any rights as a holder in respect of such Company Option under the applicable Company Option Plan,

(B)	such holder’s name shall be removed from the register of Company Options, and

(C)	all option agreements, Award Agreements, grants and similar instruments relating thereto shall be cancelled;

(c)

notwithstanding any vesting provisions to which a Company RSU might otherwise be subject (whether by contract, the terms and conditions of any Award Agreement or grant, the terms and conditions of the Company 2013 Share Incentive Plan or Company 2016 Stock Option Plan, or applicable law):

(i)

each Company RSU issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such Company RSU, be deemed to be fully vested and shall be transferred and disposed by the holder thereof to the Company (free and clear of all Encumbrances) and cancelled in exchange for the applicable RSU Consideration, and the holder of such Company RSU shall become the holder of the Company Shares comprising such RSU Consideration and the central securities register of the Company shall be revised accordingly, but the holder of such RSU Consideration shall not be entitled to receive a share certificate or other document representing the RSU Consideration;

(ii)	with respect to each Company RSU:

(A)	the holder thereof shall cease to be the holder of such Company RSU, and shall cease to have any rights as a holder in respect of such Company RSU under the applicable Company Option Plan,

(B)	such holder’s name shall be removed from the register of Company RSUs, and

(C)	all Award Agreements, grants and similar instruments relating thereto will be cancelled;

(d)	the Company Option Plans shall be terminated;

(e)

each Company Share held by a Dissenting Shareholder shall be, and shall be deemed to be, surrendered to the Company by the holder thereof, without any further act or formality by such Dissenting Shareholder, free and clear of all Encumbrances, and each such Company Share so surrendered shall be cancelled and thereupon each Dissenting Shareholder shall cease to have any rights as a holder of such Company Shares other than a claim against the Company in an amount determined and payable in accordance with Article 4 and the name of such Dissenting Shareholder shall be removed from the securities register of holders of Company Shares;

(f)

concurrently with the surrender and cancellation of Company Shares held by Dissenting Shareholders pursuant to Section 3.02(e), the stated capital account maintained by the Company in respect of the Company Shares shall be reduced, in respect of the Company Shares cancelled pursuant to Section 3.02(e), by an amount equal to the product obtained when (A) the stated capital of all the issued and outstanding Company Shares immediately prior to the step in Section 3.02(e), is multiplied by (B) a fraction, the numerator of which is the number of Company Shares surrendered and cancelled pursuant to Section 3.02(e), and the denominator of which is the number of issued and outstanding Company Shares immediately prior to the step in Section 3.02(e);

(g)

the Company shall transfer all of its entire legal and beneficial right, title and interest in and to the Spinco Property to Spinco in consideration for the issuance by Spinco to the Company of that number of fully paid and non-assessable Spinco Shares (the “Distribution Spinco Shares”) equal to the number of Company Shares issued and outstanding immediately prior to the transfer in this Section 3.02(g) (for the avoidance of doubt, excluding any Company Shares in respect of which Dissenting Shareholders have exercised Dissent Rights), all in accordance with the terms of the Spinco Contribution Agreement;

(h)	in the course of a reorganization of the Company’s authorized and issued share capital:

(i)

the notice of articles and articles of the Company shall be amended to create a new class of shares without par value, of which an unlimited number may be issued and which shall be designated the “Class A Shares” (the “Class A Shares”), which shall have the special rights and restrictions set forth in Schedule “A” to this Plan of Arrangement;

(ii)

each Company Share issued and outstanding immediately before the reorganization of the Company’s share capital pursuant to this Section 3.02(h) (including, without limitation, the Company Shares issued to former holders of In-the-Money Options and Company RSUs pursuant to Section 3.02(b) and Section 3.02(c), respectively, but excluding any Company Shares surrendered and cancelled in accordance with Section 3.02(e)) shall be exchanged with the Company, free and clear of any Encumbrances, for one Class A Share and one Distribution Spinco Share, and upon such exchange:

(A)	each such exchanged Company Share shall be cancelled, and the holders of such exchanged Company Shares shall be removed from the Company’s register of holders of Company Shares;

(B)	each holder of such exchanged Company Shares shall be entered in the Company’s register of holders of Class A Shares in respect of the Class A Shares issued to such holder;

(C)	the Company shall be removed from the Spinco’s register of holders of Spinco Shares in respect of the Distribution Spinco Shares; and

(D)	each holder of such exchanged Company Shares shall be entered in Spinco’s register of holders of Spinco Shares in respect of the Distribution Spinco Shares exchanged with such holder by the Company;

(iii)

concurrently with the exchange in Section 3.02(h)(ii), the stated capital account in respect of the Company Shares shall be reduced by an amount equal to the stated capital of the Company Shares immediately prior to the reorganization in Section 3.02(h), and there shall be added to the stated capital account maintained by the Company in respect of the Class A Shares, in respect of the Class A Shares issued pursuant to Section 3.02(h)(ii), the amount by which (A) the amount by which the stated capital account of the Company Shares is reduced pursuant to this Section 3.02(h)(iii), exceeds (B) the fair market value of the Distribution Spinco Shares transferred to the former holders of Company Shares pursuant to Section 3.02(h)(ii);

(i)	the Initial Spinco Share held by the Company shall be cancelled without any repayment thereon, and the Company shall be removed from the Spinco register of holders of Spinco Shares;

(j)

all of the issued and outstanding Spinco Shares shall be consolidated (the “Spinco Share Consolidation”) on the basis of one post-consolidation Spinco Share for each eight (8) pre- consolidation Spinco Shares held by a holder of Spinco Shares, and any fractional Spinco Shares resulting from such Spinco Share Consolidation shall be cancelled without payment or compensation therefor, and upon such Spinco Share Consolidation the register of holders of Spinco Shares shall be amended to reflect the Spinco Share Consolidation;

(k)	each Participating Former Securityholder receiving Class A Shares pursuant to Section 3.02(h)(ii) who:

(i)

duly and validly completes and delivers the applicable Election Form(s) in accordance with Section 3.03 and Section 3.04 electing to receive the Combination Consideration in respect of all of such Participating Former Securityholder’s Company Shares;

(ii)

has not completed and delivered the applicable Election Form(s) by the Election Deadline or who has otherwise failed to make a valid election to receive the Cash Consideration or the Purchaser Share Consideration is respect of all of such Participating Former Securityholder’s Company Shares; or

(iii)	exercises Dissent Rights and is ultimately not entitled, for any reason, to be paid fair value for its Company Shares,

shall transfer, and shall be deemed to have transferred, to Acquireco, without any further act or formality by such Participating Former Securityholder, free and clear of all Encumbrances, each Class A Share held by such Participating Former Securityholder immediately prior to the exchange in this Section 3.02(k) in exchange for the Combination Consideration Cash and the Combination Consideration Purchaser Shares, and upon such exchange:

(iv)	each such Participating Former Securityholder shall be removed from the Company’s securities register of holders of Class A Shares,

(v)	Acquireco shall be entered in the Company’s securities register of holders of Class A Shares as the legal and beneficial owner of such Class A Shares, free of all Encumbrances; and

(vi)

each such Participating Former Securityholder shall, subject to the provisions of Section 3.06, be entered in the Purchaser’s securities register of holders of Purchaser Shares in respect of the Purchaser Shares payable to such Participating Former Securityholder pursuant to this Section 3.02(k);

(l)

each Participating Former Securityholder receiving Class A Shares pursuant to Section 3.02(h)(ii) who duly and validly completes and delivers the applicable Election Form(s) in accordance with Section 3.03 and Section 3.04 electing to receive either the Cash Consideration or the Purchaser Share Consideration in respect of all of such Participating Former Securityholder’s Company Shares shall transfer, and shall be deemed to have transferred, to Acquireco, without any further act or formality by such Participating Former Securityholder, free and clear of all Encumbrances, each Class A Share held by such Participating Former Securityholder immediately prior to the exchange in this Section 3.02(l) in exchange for:

(i)	in the case of a Participating Former Securityholder validly electing to receive the Cash Consideration, the Cash Consideration, subject to the provisions of Section 3.02(m); and

(ii)	in the case of a Participating Former Securityholder validly electing to receive the Purchaser Share Consideration, the Purchaser Share Consideration, subject to the provisions of Section 3.02(n),

and upon such exchange:

(iii)	each such Participating Former Securityholder shall be removed from the Company’s securities register of holders of Class A Shares,

(iv)	Acquireco shall be entered in the Company’s securities register of holders of Class A Shares as the sole legal and beneficial owner of such Class A Shares, free of all Encumbrances; and

(v)

each such Participating Former Securityholder shall, subject to the provisions of Section 3.02(m) or Section 3.02(n), as applicable, and Section 3.06, be entered in the Purchaser’s securities register of holders of Purchaser Shares in respect of the Purchaser Shares, if any, payable to such Participating Former Securityholder;

(m)

in the event that (A) the sum of (I) the aggregate Combination Consideration Cash payable pursuant to Section 3.02(k) and (II) the Aggregate Elected Cash, exceeds (B) the Maximum Cash Consideration, each Participating Former Securityholder who validly elects to receive the Cash Consideration in respect of all of such Participating Former Securityholder’s Company Shares shall, notwithstanding Section 3.02(l)(i):

(i)

only be entitled to receive the Cash Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Cash Consideration minus the aggregate Combination Consideration Cash payable pursuant to Section 3.02(k), and the denominator of which is the Aggregate Elected Cash; and

(ii)

be entitled to receive the Purchaser Share Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, a corresponding portion of the Purchaser Share Consideration for any fractional Class A Share included in such remaining portion);

(n)

in the event that (A) the sum of (I) the aggregate Combination Consideration Purchaser Shares payable pursuant to Section 3.02(k) and (II) the Aggregate Elected Purchaser Shares, exceeds (B) the Maximum Purchaser Shares, each Participating Former Securityholder who validly elects to receive the Purchaser Share Consideration shall, notwithstanding Section 3.02(l)(ii):

(i)

only be entitled to receive the Purchaser Share Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Purchaser Shares minus the aggregate Combination Consideration Purchaser Shares payable pursuant to Section 3.02(k), and the denominator of which is the Aggregate Elected Purchaser Shares; and

(ii)

be entitled to receive the Cash Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, any fractional Class A Share included in such remaining portion);

(o)

the resignations of the Existing Company Directors, and the appointment of the New Company Directors, shall be deemed to be effective immediately following the transfers of the Class A Shares to Acquireco pursuant to Section 3.02(k) and Section 3.02(l);

(p)

upon the resignation of the Existing Company Directors becoming effective, each Company DSU outstanding immediately prior to the Effective Time shall be cancelled in exchange for a cash payment by the Company to the holder of such Company DSU equal to the Company Share Value;

(q)	the Company DSU Plan shall be terminated;

(r)	the Company shall file with the CRA an election pursuant to section 89(1) of the Tax Act to cease to be a public corporation for purposes of the Tax Act;

(s)	the notice of articles of 0985472 shall be altered to provide that 0985472 shall become an unlimited liability company, and that the name of 0985472 shall be “0985472 BC Unlimited Liability Company”;

(t)

the notice of articles of the Company shall be altered to provide that the Company shall become an unlimited liability company, and that the name of the Company shall be “Klondex Mines Unlimited Liability Company”;

(u)	the aggregate stated capital maintained by 0985472 in respect of its shares shall be reduced to $1.00 without any repayment of capital in respect thereof;

(v)

Klondex Mines Unlimited Liability Company and 0985472 shall amalgamate (the “First Amalgamation”) to form one unlimited liability company (“Amalco One ULC”) under section 288 of the BCBCA, and from and after the Effective Date at the time of the step contemplated by this Section 3.02(v):

(i)

the property, rights and interests of each of the Company and 0985472 shall continue to be the property, rights and interests of Amalco One ULC, and for greater certainty the First Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of the Company or 0985472 under any such rights, contracts, permits and interests;

(ii)	Amalco One ULC shall continue to be liable for the obligations of each of the Company and 0985472;

(iii)	an existing cause of action, claim or liability to prosecution of the Company or Amalco One ULC shall be unaffected;

(iv)	a legal proceeding being prosecuted or pending by or against the Company or Amalco One ULC may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco One ULC;

(v)	a conviction against, or a ruling, order or judgment in favour of or against the Company or 0985472 may be enforced by or against Amalco One ULC;

(vi)

Acquireco shall receive on the amalgamation one Amalco One ULC common share in exchange for each Class A Share held by it immediately prior to the First Amalgamation, and all of the issued and outstanding shares in the capital of 0985472 shall be cancelled without any repayment of capital in respect thereof;

(vii)	the name of Amalco One ULC shall be “Klondex Mines Unlimited Liability Company”;

(viii)	Amalco One ULC shall be authorized to issue an unlimited number of common shares without par value;

(ix)	the articles and notice of articles of Amalco One ULC shall be in the form of the Company’s articles and notice of articles;

(x)	the first directors of Amalco One ULC following the amalgamation shall be the New Company Directors; and

(xi)	the stated capital of the common shares of Amalco One ULC will be an amount equal to the stated capital attributable to the Class A Shares of the Company immediately prior to the amalgamation;

(w)	the aggregate stated capital maintained by Amalco One ULC in respect of its common shares shall be reduced to $1.00 without any repayment of capital in respect thereof;

(x)

Acquireco and Amalco One ULC shall amalgamate (the “Second Amalgamation”) to form one unlimited liability company (“Amalco Two ULC”) under section 288 of the BCBCA, and from and after the Effective Date at the time of the step contemplated by this Section 3.02(x):

(i)

the property, rights and interests of each of Acquireco and Amalco One ULC shall continue to be the property, rights and interests of Amalco Two ULC, and for greater certainty, the Second Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of Acquireco or Amalco One ULC under any such rights, contracts, permits and interests;

(ii)	Amalco Two ULC shall continue to be liable for the obligations of each of Acquireco and Amalco One ULC;

(iii)	an existing cause of action, claim or liability to prosecution of Acquireco or Amalco One ULC shall be unaffected;

(iv)	a legal proceeding being prosecuted or pending by or against Acquireco or Amalco One ULC may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco Two ULC;

(v)	a conviction against, or a ruling, order or judgment in favour of or against Acquireco or Amalco One ULC may be enforced by or against Amalco Two ULC;

(vi)

the Purchaser shall receive on the amalgamation one Amalco Two ULC common share in exchange for each Acquireco Common Share held by it immediately prior to the Second Amalgamation, and all of the issued and outstanding common shares of Amalco One ULC shall be cancelled without any repayment of capital in respect thereof;

(vii)	the name of Amalco Two ULC shall be “Klondex Mines Unlimited Liability Company”;

(viii)	Amalco Two ULC shall be authorized to issue an unlimited number of common shares without par value;

(ix)	the articles and notice of articles of Amalco Two ULC shall be in the form of Acquireco’s articles and notice of articles;

(x)	the first annual general meeting of Amalco Two ULC shall be held within 18 months from the Effective Date;

(xi)	the first directors of Amalco Two ULC following the amalgamation shall be the New Company Directors; and

(xii)	the stated capital of the common shares of Amalco Two ULC will be an amount equal to the stated capital attributable to the Acquireco Common Shares immediately prior to the amalgamation; and

(y)

Spinco shall issue the Purchaser Spinco Shares to the Purchaser in consideration for the payment of the Purchaser Spinco Subscription Amount, and the Depositary shall release the Purchaser Spinco Subscription Amount to Spinco, and upon payment of the Purchaser Spinco Subscription Amount in accordance with this Section 3.02(y) Spinco shall be deemed to have issued such fully paid and non-assessable Purchaser Spinco Shares to the Purchaser, and the stated capital account maintained by Spinco in respect of the Spinco Shares shall be increased, in respect of the Purchaser Spinco Shares issued pursuant to this Section 3.02(y), by an amount equal to the Canadian dollar equivalent of the Purchaser Spinco Subscription Amount.

Section 3.03 Consideration Election

(a)

Each Participating Former Securityholder will be entitled to make an election in the applicable Election Form(s), in accordance with the provisions of this Section 3.03 and Section 3.04 and the applicable Election Form(s), to receive either (i) the Combination Consideration, (ii) the Cash Consideration or (iii) the Purchaser Share Consideration with respect to all, but not less than all, of their Company Shares (including, for the avoidance of doubt, any Company Shares issued to holders of In-the-Money Options and Company RSUs pursuant to Section 3.02(b) and Section 3.02(c), respectively). Any such election, in the case of Participating Former Securityholders electing to receive the Cash Consideration or the Purchaser Share Consideration, shall be subject to the pro-ration limitations in Section 3.02(m) and Section 3.02(n), as applicable. A Participating Former Securityholder who fails to make a valid election in accordance with the provisions of this Section 3.03 and Section 3.04 will be deemed to have made an election to receive the Combination Consideration with respect to all of such Participating Former Securityholder’s Company Shares.

(b)

The deadline by which the election must be received by the Depositary (the “Election Deadline”) shall be 5:00 p.m. (Vancouver time) on •, 2018 (the “Initial Election Deadline”), unless otherwise extended by the Purchaser and the Company in writing in accordance with this Section 3.03.

(c)

If, after the Election Forms have been mailed to Participating Former Securityholders, the Purchaser and the Company determine that the Effective Date is not reasonably likely to occur by the tenth Business Day after the Initial Election Deadline, then the Election Deadline shall be extended to a date which the Purchaser and the Company expect to be not more than ten Business Days before the Effective Date.

(d)

If the Election Deadline is extended, then the Company shall provide at least five days’ notice of the new Election Deadline (and shall provide such notice prior to the Initial Election Deadline if practicable) to Participating Former Securityholders by means of publication, at least once, in The Globe and Mail (national edition) or any other English language daily newspaper of general circulation in Canada.

(e)	Any duly completed Election Form deposited by the Initial Election Deadline shall not be required to be re-deposited if the Election Deadline is extended pursuant to this Section 3.03.

(f)

Not less than 21 days prior to the Initial Election Deadline, the Company shall send or cause to be sent (i) a Letter of Transmittal to each holder of record of Company Shares, and (ii) an Option/RSU Election Form to each Company Optionholder and Company RSU Holder.

Section 3.04 Method of Election

The election contemplated by Section 3.03(a) shall be made as follows:

(a)	a Participating Former Securityholder shall make such election by depositing with the Depositary by the Election Deadline:

(i)	the applicable irrevocable Election Form(s) duly signed and completed in accordance with the provisions thereof, indicating such Participating Former Securityholder’s election; and

(ii)	if applicable, the certificates representing such Participating Former Securityholder’s Company Shares;

(b)	any Election Form, once so deposited with the Depositary, shall be irrevocable and may not be withdrawn by the Participating Former Securityholder;

(c)

a Participating Former Securityholder who does not deposit with the Depositary the applicable Election Form(s) duly completed, together with any certificates representing such Participating Former Securityholder’s Company Shares, prior to the Election Deadline, or who otherwise fails to fully comply with the requirements of Section 3.03 and this Section 3.04 (including any Participating Former Securityholder who attempts to exercise but does not validly exercise Dissent Rights), shall be deemed to have elected to receive the Combination Consideration in respect of all such Participating Former Securityholder’s Company Shares;

(d)	any deposit of an Election Form, and any accompanying certificates may be made at any of the addresses of the Depositary specified in the Election Form; and

(e)

a Company Shareholder who holds Company Shares as a nominee, custodian, depositary, trustee or in any other representative capacity for beneficial owners of Company Shares may submit a separate Election Form for each beneficial owner of such Company Shares.

Section 3.05 Pre-Effective Time Procedures

(a)	Following the receipt of the Final Order and no later than one Business Day prior to the Effective Date:

(i)

the Purchaser and Acquireco shall deliver or arrange to be delivered to the Depositary (A) the Maximum Cash Consideration and (B) certificates representing the Maximum Purchaser Shares, which Maximum Cash Consideration and certificates shall be held by the Depositary as agent and nominee for such Participating Former Securityholders for distribution to such Participating Former Securityholders in accordance with the provisions of Article 5;

(ii)

the Purchaser shall deliver or arrange to be delivered to the Depositary cash in an amount sufficient to pay the Purchaser Spinco Subscription Amount, which cash shall be held by the Depositary as agent and nominee for Spinco for distribution to Spinco in accordance with the provisions of Section 3.02(y);

(iii)

Spinco shall deliver or arrange to be delivered to the Depositary certificates representing the Spinco Shares required to be delivered to Participating Former Securityholders pursuant to Section 3.02 (after giving effect to the Spinco Share Consolidation), which certificates shall be held by the Depositary as agent and nominee for such Participating Former Securityholders for distribution to such Participating Former Securityholders in accordance with the provisions of Article 5; and

(iv)

Spinco shall deliver or arrange to be delivered to the Depositary certificates representing the Purchaser Spinco Shares, which certificates shall be held by the Depositary as agent and nominee for the Purchaser for distribution to the Purchaser in accordance with the provisions of Section 3.02(y);

(b)

Subject to the provisions of Section 3.06 and Article 5, on the Effective Date the Participating Former Securityholders shall be entitled to receive delivery of the cash and share certificates comprising the Arrangement Consideration to which they are entitled pursuant to Section 3.02.

Section 3.06 No Fractional Shares

                   No fractional Purchaser Shares or Spinco Shares shall be issued to Former Securityholders in connection with this Plan of Arrangement. The total number of Purchaser Shares or Spinco Shares to be issued to any Former Securityholder shall, without additional compensation, be rounded down to the nearest whole Purchaser Share or Spinco Share, as applicable, in the event that a Former Securityholder is entitled to a fractional share.

ARTICLE 4
DISSENT RIGHTS

Section 4.01 Dissent Rights

                   Pursuant to the Interim Order, registered Company Shareholders may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order, with respect to Company Shares in connection with the Arrangement, provided that the written notice of dissent to the Arrangement Resolution contemplated by Section 242 of the BCBCA must be sent to the Company by holders who wish to dissent at least two Business Days before the Company Meeting (or any date to which the Company Meeting may be postponed or adjourned), and provided further that holders who exercise such rights of dissent and who:

(a)

are ultimately entitled to be paid fair value for their Company Shares (which fair value shall be the fair value of such shares immediately before the passing by the Affected Securityholders of the Arrangement Resolution) shall be paid an amount in cash equal to such fair value by the Company (including any successor or successors to the Company by amalgamation); and

(b)

are ultimately not entitled, for any reason, to be paid fair value for their Company Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Company Shareholder who validly elected to receive the Combination Consideration in respect of all of their Company Shares, but in no case shall the Purchaser, the Company, Acquireco or any other person be required to recognize Company Shareholders who exercise Dissent Rights as Company Shareholders after the time that is immediately prior to the Effective Time, and the names of such registered Company Shareholders who exercise Dissent Rights shall be deleted from the central securities register as holders of Company Shares at the Effective Time and their Company Shares shall be deemed to be surrendered to the Company and cancelled in accordance with Section 3.02(e) .

ARTICLE 5
DELIVERY OF ARRANGEMENT CONSIDERATION

Section 5.01 Delivery of Arrangement Consideration

(a)

On the Effective Date, each Participating Former Securityholder shall be entitled to receive, and the Depositary shall, provided such Participating Former Securityholder has otherwise complied with this Article 5, deliver to such Participating Former Securityholder, following the Effective Time, the Arrangement Consideration that such Former Securityholder is entitled to receive in accordance with Section 3.02 and Section 3.06.

(b)

Upon surrender to the Depositary for cancellation of a certificate that immediately before the Effective Time represented one or more outstanding Company Shares that were exchanged for Class A Shares and Spinco Shares in accordance with Section 3.02, together with such other documents and instruments as would have been required to effect the transfer of the Company Shares formerly represented by such certificate under the terms of such certificate, the BCBCA or the articles of the Company, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, the Arrangement Consideration that such holder is entitled to receive in accordance with Section 3.02 and Section 3.06.

(c)

After the Effective Time and until surrendered for cancellation as contemplated by Section 5.01(b) hereof, each certificate that immediately prior to the Effective Time represented one or more Company Shares shall, following completion of the transactions described in Section 3.02, be deemed at all times to represent only the right to receive in exchange therefor the Arrangement Consideration that the holder of such certificate is entitled to receive in accordance with Section 3.02.

Section 5.02 Lost Certificates

                   In the event any certificate that, immediately prior to the Effective Time, represented one or more outstanding Company Shares that were exchanged for Class A Shares and Spinco Shares in accordance with Section 3.02 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver, in exchange for such lost, stolen or destroyed certificate, the cash and certificates representing the aggregate Arrangement Consideration that such holder is entitled to receive in accordance with Section 3.02. When authorizing such delivery of a certificate representing Purchaser Shares or Spinco Shares that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom certificates representing such Purchaser Shares or Spinco Shares is to be delivered shall, as a condition precedent to the delivery of the cash and certificates representing such Arrangement Consideration, give a bond satisfactory to the Purchaser, Spinco and the Depositary in such amount as the Purchaser, Spinco and the Depositary may direct, or otherwise indemnify the Purchaser, Spinco and the Depositary, in a manner satisfactory to the Purchaser, Spinco and the Depositary, against any claim that may be made against the Purchaser, Spinco or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed, and shall otherwise take such actions as may be required by the articles of the Company.

Section 5.03 Distributions with Respect to Unsurrendered Certificates

                   No dividend or other distribution declared or made after the Effective Time with respect to Purchaser Shares or Spinco Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Company Shares unless and until the holder of such certificate shall have complied with the provisions of Section 5.01 or Section 5.02. Subject to applicable law and to Section 5.04, at the time of such compliaance, there shall, in addition to the delivery of a certificate representing the Purchaser Shares and Spinco Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Purchaser Shares and Spinco Shares, as applicable.

Section 5.04 Withholding Rights

                   The Purchaser, Acquireco, the Company, Spinco and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to a Former Securityholder pursuant to the Arrangement and from any and all dividends or other distributions otherwise payable to any Former Securityholder such amounts as the Purchaser, Acquireco, the Company, Spinco or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended, and may sell on behalf of a Former Securityholder any Purchaser Shares or Spinco Shares deliverable to such Former Securityholder, in order to remit to a taxing authority a sufficient amount to comply with such tax laws. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the particular person in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. Without restricting the intent of the above, the Purchaser, Acquireco, the Company, Spinco or the Depositary shall withhold from any Arrangement Consideration payable to a Company Optionholder or Company RSU Holder, and/or sell any component of the Arrangement Consideration deliverable to any Company Optionholder or Company RSU Holder in order to remit to a taxing authority or remit to the Company for remittance to a taxing authority, a sufficient amount to comply with tax laws in respect of the cancellation of the Company Options and Company RSUs pursuant to the Plan of Arrangement.

Section 5.05 Limitation and Proscription

                   To the extent that a Participating Former Securityholder shall not have complied with the provisions of Section 5.01 or Section 5.02 on or before the date that is three years after the Effective Date (the “final proscription date”), then the aggregate Cash Consideration to which such Participating Former Securityholder was entitled shall be returned to the Purchaser and the Purchaser Shares and Spinco Shares that such Participating Former Securityholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the certificates representing such Purchaser Shares and the Spinco Shares shall be delivered by the Depositary to the Purchaser or Spinco, as applicable, and the interest of the Participating Former Securityholder in such Cash Consideration, Purchaser Shares and Spinco Shares to which it was entitled shall be terminated as of such final proscription date.

ARTICLE 6
AMENDMENTS

Section 6.01 Amendments to Plan of Arrangement

(a)

The Purchaser and the Company reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) agreed to in writing by the Purchaser and the Company, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to Affected Securityholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Company Meeting provided that the Purchaser shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Company Meeting shall be effective only if: (i) it is consented to in writing by each of the Purchaser and the Company; and (ii) if required by the Court, it is consented to by the Affected Securityholders voting in the manner directed by the Court.

Schedule “A” to Plan of Arrangement

Special Rights and Restrictions of the Class A Shares

The Class A Shares shall have the following rights, privileges, restrictions and conditions attached thereto:

(a)

Dividends: The holders of the Class A Shares are entitled to receive dividends, if, as and when declared by the board of directors of the Company out of the assets of the Company properly applicable to the payment of dividends in such amounts and payable at such times and at such place or places in Canada as the board of directors of the Company may from time-to-time determine. Subject to the rights of the holders of any other class of shares of the Company entitled to receive dividends in priority to or rateably with the Class A Shares, the board of directors of the Company may in its sole discretion declare dividends on the Class A Shares to the exclusion of any other class of shares of the Company;

(b)

Voting Rights: The holders of the Class A Shares are entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Company, and to two votes at all such meetings in respect of each Class A Share held;

(c)

Participation upon Liquidation, Dissolution or Winding-Up: In the event of the liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of the Class A Shares shall, subject to the rights of the holders of any other class of shares of the Company upon such a distribution in priority to the Class A Shares, be entitled to participate rateably in any distribution of the assets of the Company; and

(d)

Modification of Rights: The rights and restrictions attached to the Class A Shares shall not be modified unless the holders of the Class A Shares consent thereto by separate resolution. Such consent may be obtained in writing signed by the holders of all of the issued and outstanding Class A Shares or by a resolution passed by at least 75% of the votes cast at a separate meeting of the holders of Class A Shares who are present in person or represented by proxy at such meeting;

Supplemental Information Regarding Management of Havilah

Effective June 29, 2018, the board of directors of Havilah (the “Havilah Board”) appointed Blair Schultz as the Interim Chief Executive Officer of Havilah to replace John Antwi. In connection with his appointment, Mr. Blair resigned his position as Interim Chief Financial Officer of Havilah, effective June 29, 2018. Mr. Blair remains Chairman of the Havilah Board. Other than the appointment of Mr. Schultz as Interim Chief Executive Officer of Havilah and his resignation from his prior position as Interim Chief Financial Officer of Havilah, Mr. Schultz’s biography set forth in the Proxy Statement remains accurate.

Effective June 29, 2018, the Havilah Board appointed Shaun Heinrichs as the Interim Chief Financial Officer of Havilah, to replace Mr. Schultz.

Mr. Heinrichs, 44, brings 20 years of financial accounting experience, primarily in the mining industry. His career began with seven years of public practice experience with Ernst & Young in Vancouver, where he provided assurance and advisory services to several U.S and Canadian public companies. He subsequently held senior management roles in several public companies including serving as the Chief Financial Officer of Veris Gold Corp., a precious metals producer listed in Canada and the U.S., from 2008 to 2015. Since February 2017, Mr. Heinrichs has served as Chief Financial Officer of Group Eleven Resources Corp., a zinc exploration company based in Ireland. Mr. Heinrichs holds a business degree from Simon Fraser University and is both a Chartered Accountant in Canada and a Certified Public Accountant in the United States.

Additional disclosure regarding Mr. Heinrichs is provided below.

Occupation and Security Holding

The municipality of residence, positions with Havilah and the principal occupations of Mr. Heinrichs after giving effect to the Arrangement are set out below, together with his pro forma holdings of Havilah Shares.

Pro forma
Holdings
of
Name and		Principal Occupation	Havilah
Province of Residence	Position	During Last Five Years	Shares
Shaun Heinrichs Vancouver, British Columbia, Canada	Interim Chief Financial Officer	Chief Financial Officer of Veris Gold Corp. from January 2008 to August 2015; Chief Financial Officer, VMS Ventures Inc. from December 2015 to May 2016; Strategic Advisor, Adventus Realty Trust from August 2016 to June 2017; Chief Financial Officer of Group Eleven Resources Corp. from February 2017 to present; Chief Financial Officer, Corporate Secretary and Director of Ring the Bell Capital Corp. from June 2017 to present; Chief Financial Officer of Havilah Mining Corporation from June 2018 to present.	Nil

Other Reporting Issuer Experience

The following table is a list of directorships and other applicable positions in other reporting issuers held by the Mr. Heinrichs:

	Name and Jurisdiction of	Name of Trading	Position
Name	Other Reporting Issuer	Market(s)	Held	Dates
Shaun Heinrichs	Ring the Bell Capital Corp. Ontario	TSXV	Chief Financial Officer, Corporate Secretary and Director	2017 – Present

	Group Eleven Resources Corp. British Columbia	TSXV	Chief Financial Officer	2017 – Present

3

Corporate Cease Trade Orders or Bankruptcies

Except as disclosed below, Mr. Heinrichs has not, within the last ten years prior to the date of this document, been a director, chief executive officer or chief financial officer of any issuer (including Havilah) that, (i) while he was acting in the capacity as director, chief executive officer or chief financial officer, was the subject of a cease trade or similar order or an order that denied the relevant issuer access to any exemption under securities legislation, that was in effect for a period of more than thirty (30) consecutive days; or (ii) was subject to an order that resulted, after he ceased to be a director, chief executive officer or chief financial officer of an issuer, in the issuer being the subject of a cease trade or similar order or an order that denied the relevant issuer access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days, which resulted from an event that occurred while he was acting as a director, chief executive officer or chief financial officer of the issuer.

Except as disclosed below, Mr. Heinrichs has not, within the last ten years prior to the date of this document, been a director or executive officer of any company (including Havilah) that, while he was acting in that capacity, or within a year of him ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

On April 1, 2014 the British Columbia Securities Commission ordered under section 164(1) of the Securities Act (British Columbia) that all trading by Insiders in the securities of Veris Gold Corp. cease until the annual statements were filed. As the Chief Financial Officer at the time, Mr. Heinrichs was subject to the order. The annual statements were filed on April 15, 2014 and the cease trade order was revoked.

Mr. Heinrichs was acting as Chief Financial Officer of Veris Gold Corp. when on June 9, 2014 such company made an application under the CCAA in the Supreme Court of British Columbia. On June 9, 2014, Veris Gold Corp. also has filed a petition seeking protection under Chapter 15 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada.

Penalties or Sanctions

Mr. Heinrichs has not been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

Mr. Heinrichs has not, within the last ten years prior to the date of this document, been a director or executive officer of any company (including Havilah) that, while he was acting in that capacity, or within a year of him ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement for compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

In addition, Mr. Heinrichs has not, within the last ten years prior to the date of this document, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, officer or securityholder.

Conflicts of Interest

There are potential conflicts of interest to which Mr. Heinrichs will be subject in connection with the operations of Havilah. In particular, Mr. Heinrichs is involved in managerial or director positions with other mining companies whose operations may, from time to time, be in direct competition with those of Havilah or with entities which may, from time to time, provide financing to, or make equity investments in, competitors of Havilah. Conflicts, if any, will be subject to the procedures and remedies available under the BCBCA. As at the date of this document, Havilah is not aware of any existing or potential material conflicts of interest between Havilah and Mr. Heinrichs.

Executive Compensation

No material changes to executive compensation, as set forth in Appendix “I” to the Proxy Statement, are anticipated, and Mr. Heinrichs’s compensation is expected to fall within the ranges for base salary and bonus specified for his position in the Proxy Statement.

To the extent that the information set forth above differs from or updates information contained in any part of the Proxy Statement, the information set forth above shall supersede or supplement the information in the Proxy Statement.

4

Supplemental Information Regarding Audited Interim Financial Statements of Havilah For the period from
Incorporation on May 3, 2018 to May 31, 2018

Enclosed is Havilah’s audited interim financial statements for the period from incorporation on May 3, 2018 to May 31, 2018.

5

Havilah Mining Corporation
Audited Interim Financial Statements
For the period from Incorporation on May 3, 2018 to May 31, 2018
(Expressed in Canadian dollars)

Havilah Mining Corporation
Interim Financial Statements
For the period from Incorporation on May 3, 2018 to May 31, 2018

June 25, 2018

Independent Auditor’s Report

To the Directors of Havilah Mining Corporation

We have audited the accompanying interim financial statements of Havilah Mining Corporation, which comprise the interim statement of financial position as at May 31, 2018 and the interim statements of comprehensive (loss), cash flows and changes in equity for the period from May 3, 2018 (date of incorporation) to May 31, 2018, and the related notes, which comprise a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the interim financial statements

Management is responsible for the preparation and fair presentation of these interim financial statements in accordance with International Financial Reporting Standards, and for such internal control as management determines is necessary to enable the preparation of interim financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these interim financial statements based on our audit. We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the interim financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the interim financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the interim financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the interim financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the interim financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the interim financial statements present fairly, in all material respects, the financial position of Havilah Mining Corporation as at May 31, 2018 and its financial performance and its cash flows for the period from May 3, 2018 (date of incorporation) to May 31, 2018 in accordance with International Financial Reporting Standards.

(Signed) “PricewaterhouseCoopers LLP”

Chartered Professional Accountants

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Place, 250 Howe Street, Suite 1400, Vancouver, British Columbia, Canada V6C 3S7
T: +1 604 806 7000, F: +1 604 806 7806

“PwC” refers to PricewaterhouseCoopers LLP, an Ontario limited liability partnership.

HAVILAH MINING CORPORATION
INTERIM STATEMENT OF FINANCIAL POSITION
(CDN dollars)

May 31, 2018
Assets
Current assets
Cash and cash equivalents	$1
Total assets	$1
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$5,000
Total liabilities	5,000
Shareholder's Equity
Share capital (Note 4)	1
Accumulated deficit	(5,000)
Total equity	(4,999)
Total liabilities and equity	$1

On behalf of the Board:

/s/ Blair Schultz	/s/ James Haggerty
Chairman	Director

The accompanying notes are an integral part of these interim financial statements.

HAVILAH MINING CORPORATION
INTERIM STATEMENT OF COMPREHENSIVE (LOSS)
(CDN dollars)

Period from
incorporation on
May 3, 2018 to
May 31, 2018
Expenses
Professional fees	$5,000
Net (loss) and comprehensive (loss)	$(5,000)

Loss per share
Basic and diluted	$(5,000)

Weighted average common shares outstanding	1

The accompanying notes are an integral part of these interim financial statements.

HAVILAH MINING CORPORATION
INTERIM STATEMENTS OF CASH FLOWS
(CDN dollars)

Period from
incorporation on
May 3, 2018 to
May 31, 2018
Operating activities:
Net (loss) and comprehensive (loss)	$(5,000)
Changes in non-cash working capital
Accounts payable and accrued liabilities	5,000
—
Financing activities:
Share subscription	1

Net increase in cash	1
Cash, beginning of period	—
Cash, end of period	$1

The accompanying notes are an integral part of these interim financial statements.

HAVILAH MINING CORPORATION
INTERIM STATEMENT OF CHANGES IN EQUITY
(CDN dollars)

	Number of
	shares issued		Accumulated
	and outstanding	Share capital	deficit	Total
Balance at May 3, 2018	—	$—	$—	$—
Shares issued on incorporation (Note 4)	1	1	—	1
Net (loss) and comprehensive (loss)	—	—	(5,000)	(5,000)
Balance at May 31, 2018	1	$1	$(5,000)	$(4,999)

The accompanying notes are an integral part of these interim financial statements.

Havilah Mining Corporation
Notes to the Interim Financial Statements
(All amounts expressed in thousands of CDN dollars)

1. Nature of Operations

On March 16, 2018, Klondex Mines Ltd. ("Klondex") entered into an arrangement agreement (the "Arrangement Agreement") with Hecla Mining Company ("Hecla") and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, Havilah Mining Corporation ("Havilah" or the "Company"), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Havilah for US$7.0 million. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the approval of Klondex's shareholders. Havilah's ability to settle its existing liabilities and continue as a going concern is dependent upon the Company securing financing through the closing of the Arrangement Agreement and continued support from its current parent company, Klondex.

About Havilah

Havilah Mining Corporation was incorporated under the British Columbia Business Corporations Act on May 3, 2018. Havilah’s registered office is located at 1055 West Hastings Street, Suite 2200, Vancouver, BC, V6E 2E9, and its head office is located at 82 Richmond Street East, Toronto, ON, M5C 1P1. Havilah is currently a wholly-owned subsidiary of Klondex which was formed for the sole purpose of facilitating the completion of the Arrangement Agreement, if approved.

If the Arrangement Agreement is approved by Klondex shareholders, Havilah will hold Klondex's Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill ("True North") and Bison Gold Resources Inc. which holds the Ogama-Rockland properties ("Ogama"), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired by Klondex on January 22, 2016 and October 19, 2017, respectively, and, as such, the Canadian Spinco of Klondex had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance. Ogama is an exploration stage property located approximately 19 miles from True North.

2. Basis of presentation

These interim financial statements have been prepared on a historical cost basis in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board ("IASB") and interpretations issued by the International Financial Reporting Interpretations Committee ("IFRIC").

These consolidated financial statements were authorized for issuance by the Board of Directors of the Company on June 25, 2018.

3. Summary of significant accounting policies

a) Functional and presentation currency

The functional and presentation currency of the Company is the Canadian dollar.

b) Financial instrument classification and risks

In respect of the recognition and measurement of financial instruments, the Company has adopted the following policies:

Accounting classification of the following	Other financial
financial instruments	liabilities
Measured at amortized cost:
Accounts payable and accrued liabilities	$5,000

c) Current and deferred income tax

The Company follows the liability method of accounting for income taxes. Under the liability method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, unused tax losses and other income tax deductions. Deferred income tax assets are recognized for deductible temporary differences, unused tax losses and other income tax deductions to the extent that it is probable the Company will have taxable income against which those deductible temporary differences, unused tax losses and other income tax deductions can be utilized.

Deferred income tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply when the related assets are realized or the liabilities are settled. The measurement of deferred income tax assets and liabilities reflects the tax consequences that would follow from the manner in which the Company expects, at the reporting date, to recover and settle the carrying amounts of its assets and liabilities, respectively. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in the period in which the change is substantively enacted.

4. Share Capital

The Company is authorized to issue an unlimited number of common shares, without par value. On May 3, 2018, the Company issued one common share upon incorporation to Klondex Mines Ltd.

5. Capital Management

The Company’s objectives when managing capital are to safeguard its ability to continue as a going concern until the date in which the Arrangement Agreement is completed (see Note 1. Nature of Operations for additional detail). In the management and definition of capital, the Company considers the items included in shareholders’ equity to be capital. Havilah's ability to settle its existing liabilities and continue as a going concern is dependent upon the Company securing financing through the closing of the Arrangement Agreement and continued support from its current parent company, Klondex.

6. Management of Financial Risks

The Company relies upon Klondex, its current parent company, in managing its capital structure. The Company’s financial instruments are exposed to the following financial risk: (a) Liquidity risks associated with the inability to meet obligations as they become due is minimized through its dependence on Klondex. Accounts payable are due within twelve months of the Statement of Financial Position date.

7. Income taxes

A reconciliation of current income taxes at statutory rates with the period income tax is as follows:

May 31, 2018
Net loss before taxes	$(5,000)
Statutory tax rate	27.00%
Income tax benefit at statutory rate	(1,350)
Income tax benefits not recognized	1,350
Future income tax recovery	$—

The income tax benefit, if any, of these losses have not been recorded in the condensed interim financial statements due to the uncertainty of their recovery.

Supplemental Information Regarding Unaudited Pro Forma Financial Statements for the three months ended March 31, 2018 and the year ended December 31, 2017

Enclosed is Havilah's unaudited pro forma financial statements for the three months ended March 31, 2018 and the year ended December 31, 2017.

Havilah Mining Corporation
Pro Forma Financial Statements (Unaudited)
March 31, 2018
(expressed in thousands of Canadian dollars)

Havilah Mining Corporation
Pro Forma Financial Statements (Unaudited)

HAVILAH MINING CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT MARCH 31, 2018
(Unaudited - prepared by management)
(CDN dollars in thousands)

			Canadian			Havilah
			Spinco of			Mining Corp.
	Havilah		Klondex	Pro forma		Consolidated
	Mining Corp.		Carve-out	adjustments	Note	Pro Forma
Assets
Current assets
Cash and cash equivalents	$—	(1)	$1,569	$9,182	4a
				(1,569)	4b	$9,182
Inventories	—		5,873	(2,782)	4b	3,091
Prepaid expenses and other	—		637	—		637
Total current assets	—		8,079	4,831		12,910
Mineral properties, plant and equipment, net			53,084	—		53,084
Total assets	$—		$61,163	$4,831		$65,994
Liabilities
Current liabilities
Accounts payable	$5		$2,898	$—		$2,903
Accrued compensation and benefits	—		433	—		433
Total current liabilities	5		3,331	—		3,336
Reclamation obligations	—		2,345	—		2,345
Total liabilities	5		5,676	—		5,681
Commitments and contingencies
Equity
Share capital	—	(1)	—	9,182	4a
				(1,569)	4b
				(2,782)	4b
				133,248	4c	138,079
Parent company investment	—		133,248	(133,248)	4c	—
Accumulated deficit	(5)		(77,761)	—		(77,766)
Total equity	(5)		55,487	4,831		60,313
Total liabilities and equity	$—		$61,163	$4,831		$65,994

(1) Havilah Mining Corporation's initial capitalization consisted of one share issued for one dollar.

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

2

HAVILAH MINING CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS)
THREE MONTHS ENDED MARCH 31, 2018
(Unaudited - prepared by management)
(CDN dollars in thousands except shares and per share amounts)

		Canadian			Havilah
		Spinco of			Mining Corp.
	Havilah	Klondex	Pro forma		Consolidated
	Mining Corp.	Carve-out	adjustments	Note	Pro Forma
Revenues	$—	$8,688	$—		$8,688
Cost of sales
Production costs	—	12,156	—		12,156
Depreciation and depletion	—	1,559	—		1,559
Write-down of production inventories	—	622	—		622
	—	(5,649)	—		(5,649)
Other operating expenses
General and administrative	5	1,746	—		1,751
(Loss) from operations	(5)	(7,395)	—		(7,400)
Other income (expense)
Finance charges, net	—	(1,941)	—		(1,941)
Foreign currency (loss) gain, net	—	(504)	—		(504)
(Loss) before tax	$(5)	$(9,840)	$—		$(9,845)
Income tax (expense)	—	—	—		—
Net (loss) and comprehensive (loss)	$(5)	$(9,840)	$—		$(9,845)

Loss per share
Basic and diluted	$(5.00)	$—	$—		$(0.38)

Weighted average common shares outstanding	1	—	25,943,919	4d	25,943,920

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

3

HAVILAH MINING CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS)
YEAR ENDED DECEMBER 31, 2017
(Unaudited - prepared by management)
(CDN dollars in thousands except shares and per share amounts)

		Canadian			Havilah
		Spinco of			Mining Corp.
	Havilah	Klondex	Pro forma		Consolidated
	Mining Corp.	Carve-out	adjustments	Note	Pro Forma
Revenues	$—	$42,174	$—		$42,174
Cost of sales
Production costs	—	41,427	—		41,427
Depreciation and depletion	—	5,449	—		5,449
Write-down of production inventories	—	8,306	—		8,306
	—	(13,008)	—		(13,008)
Other operating expenses
General and administrative	5	5,201	—		5,206
Impairment on mineral properties, plant and equipment	—	28,230	—		28,230
(Gain) loss on equipment disposal	—	(32)	—		(32)
(Loss) from operations	(5)	(46,407)	—		(46,412)
Other income (expense)
Finance charges, net	—	(6,108)	—		(6,108)
Foreign currency (loss) gain, net	—	1,187	—		1,187
Other income (expense), net	—	135	—		135
(Loss) before tax	$(5)	$(51,193)	$—		$(51,198)
Income tax (expense)	—	—	—		—
Net (loss) and comprehensive (loss)	$(5)	$(51,193)	$—		$(51,198)

Loss per share
Basic and diluted	$(5.00)	$—	$—		$(1.97)

Weighted average common shares outstanding	1	—	25,943,919	4d	25,943,920

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

4

Havilah Mining Corporation
Notes to the Pro Forma Consolidated Financial Statements
As at and for the three months ended March 31, 2018 and for the year ended December 31, 2017
(Unaudited - prepared by management)
(All amounts expressed in thousands of CDN dollars)

1. About the Arrangement Agreement

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. ("Klondex") entered into an arrangement agreement (the "Arrangement Agreement") with Hecla Mining Company ("Hecla") and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, Havilah Mining Corporation ("Havilah"), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Havilah for US$7.0 million. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the approval of Klondex's shareholders.

About Havilah

If the Arrangement Agreement is approved by Klondex shareholders, Havilah will hold Klondex's Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill ("True North") and Bison Gold Resources Inc. which holds the Ogama-Rockland properties ("Ogama"), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired by Klondex on January 22, 2016 and October 19, 2017, respectively, and, as such, the Canadian Spinco of Klondex had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance. Ogama is an exploration stage property located approximately 19 miles from True North.

Havilah Mining Corporation was incorporated under the BCBCA on May 3, 2018. Havilah’s registered office is located at 1055 West Hastings Street, Suite 2200, Vancouver, BC, V6E 2E9, and its head office is located at 82 Richmond Street East, Toronto, ON, M5C 1P1.

2. Basis of presentation

The unaudited pro forma consolidated financial statements are prepared to give effect to and reflect the transactions as described in  Note 1. About the Arrangement Agreement and the pro-forma assumptions and adjustment described in Note 4. Pro Forma Assumptions and Adjustments below and include:

  Unaudited pro forma consolidated statement of financial position as at March 31, 2018 prepared from the financial statements of Havilah Mining Corporation for the period ended May 31, 2018 and the carve-out financial statements of the Canadian Spinco of Klondex for the period ended March 31, 2018, as included in the Management Information Circular, reflecting the Arrangement Agreement as if it had occurred on March 31, 2018.

  Unaudited pro forma consolidated statement of comprehensive loss for the period from January 1, 2018 to March 31, 2018, prepared from the financial statements of Havilah Mining Corporation for the period ended May 31, 2018 and the carve-out financial statements of the Canadian Spinco of Klondex for the period ended March 31, 2018, as included in the Management Information Circular, reflecting the Arrangement Agreement as if it had occurred on January 1, 2018.

  Unaudited pro forma consolidated statement of comprehensive loss for the year ended December 31, 2017, prepared from the financial statements of Havilah Mining Corporation for the period ended May 31, 2018 and the carve-out financial statements of the Canadian Spinco of Klondex for the year ended December 31, 2017, as included in the Management Information Circular, reflecting the Arrangement Agreement as if it had occurred on January 1, 2017.

These unaudited pro forma consolidated financial statements are not intended to reflect the financial position and results of operations that would have occurred if the events reflected therein had been in effect at the dates indicated. Further, these pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations that may be obtained in the future.

3. Summary of significant accounting policies

The accounting policies used in the preparation of these unaudited pro forma financial statements are those as set out in the most recent audited carve-out financial statements for the Canadian Spinco of Klondex Mines Ltd.

4. Pro Forma Assumptions and Adjustments

The unaudited pro forma consolidated financial statements incorporate the following pro forma adjustments and/or assumptions:

5

a.	As part of the Arrangement Agreement, Havilah receives US$7.0 million ($9.2 million) in cash from Hecla's subscription for a 13.46% interest in Havilah.

b.	As part of the Arrangement Agreement, Klondex will transfer all but one dollar of cash ($1.6 million at March 31, 2018) and all dore inventory ($2.8 million at March 31, 2018) to Hecla.

c.	Following the Arrangement Agreement, the parent company net investment from Klondex will be transferred to share capital.

d.

As disclosed in the Management Information Circular, the consolidated March 31, 2018 capitalization of Havilah following completion of the Arrangement Agreement was comprised of 25,943,919 common shares and 1,250,000 warrants.

5. Share Capital

The following table provides the changes in the number of shares and warrants pursuant to the Arrangement Agreement (in ones):

	Number of	Number of
Issued on incorporation	common shares	warrants
	1	—
Issued under the Arrangement Agreement	25,943,919	1,250,000
	25,943,920	1,250,000

The following table provides the changes in share capital pursuant to the Arrangement Agreement (in thousands):

	Amount
Capital from initial incorporation	$—	(1)
Capital effects of the Arrangement Agreement:
Transfer of Klondex parent company investment	133,248
Subscription by Hecla	9,182
Cash and dore finished goods transferred to Hecla	(4,351)
	$138,079

(1) Havilah Mining Corporation's initial capitalization consisted of one share issued for one dollar.

6. Calculation of Basic and Diluted Loss per Share

Pro forma basic and diluted loss per share are calculated based upon the weighted average number of Havilah common shares that would have been outstanding, assuming that any shares issued under the Arrangement Agreement would have been issued and outstanding for the periods presented. The weighted average number of shares outstanding for the basic and diluted loss per share calculations for the interim period ended March 31, 2018 and the year ended December 31, 2017 was assumed to be 25,943,920 and excludes the effects of 1,250,000 warrants as such instruments would have been anti-dilutive.

6